Prospectus Supplement — March 1, 2012 to the Prospectuses, as supplemented, of the following fund:

Fund	Prospectuses Dated
Columbia Seligman Communications and Information Fund	3/7/2011

The following changes are hereby made to the prospectuses of the Fund:

Fees and Expenses of the Fund

The fee and expense table in the section entitled “Fees and Expenses of the Fund” is hereby replaced with the following:

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I, R, R3, R4, R5, Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I	Class R	Class R3	Class R4	Class R5	Class Z
Management fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%

Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.25%	0.00%	0.00%	0.00%

Other expenses	0.25%	0.25%	0.25%	0.08%	0.25%	0.38%	0.38%	0.13%	0.25%

Total annual fund operating expenses	1.35%	2.10%	2.10%	0.93%	1.60%	1.48%	1.23%	0.98%	1.10%
(a)	Expense ratios have been adjusted to reflect current fees.

The Example in the section entitled “Fees and Expenses of the Fund” is hereby replaced with the following:

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$705	$978	$1,273	$2,110

Class B (if shares are redeemed)	$713	$958	$1,330	$2,244

Class B (if shares are not redeemed)	$213	$658	$1,130	$2,244

Class C (if shares are redeemed)	$313	$658	$1,130	$2,436

Class C (if shares are not redeemed)	$213	$658	$1,130	$2,436

Class I (whether or not shares are redeemed)	$95	$297	$516	$1,147

Class R (whether or not shares are redeemed)	$163	$505	$872	$1,905

Class R3 (whether or not shares are redeemed)	$151	$468	$809	$1,774

Class R4 (whether or not shares are redeemed)	$125	$391	$677	$1,494

Class R5 (whether or not shares are redeemed)	$100	$312	$543	$1,206

Class Z (whether or not shares are redeemed)	$112	$350	$607	$1,345

The section entitled “More about Annual Fund Operating Expenses” is hereby replaced with the following:

More about Annual Fund Operating Expenses and Past Performance

The following information is presented in addition to, and should be read in conjunction with the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios are not adjusted to reflect the Fund’s average net assets as of the date of this prospectus or later, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

Effect of fee waivers and/or expense reimbursements on Past Performance. The Fund’s returns shown in the “Past Performance” section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Without such fee waivers and/or expense reimbursements, the Fund’s returns would have been lower.

Fund Management and Compensation

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.85% of the Fund’s average daily net assets. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

A new investment management services agreement (new IMS Agreement) with Columbia Management was approved by the Board in September 2010 and by Fund shareholders at a Joint Special Meeting of Shareholders held on February 28, 2011 in connection with various initiatives to achieve consistent investment management service and fee structures across all Columbia funds. A discussion regarding the basis for the Board approving the new IMS Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2010.

SL-9907-3 A (3/12)